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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 8, 1999



                                OLIN CORPORATION
             (Exact name of Registrant as specified in its charter)



         VIRGINIA                                            1-1070                           13-1872319
(State or other jurisdiction of incorporation)      (Commission File Number)      (I.R.S. Employer Identification No.)



              501 Merritt 7
              P. O. Box 4500
              Norwalk, Connecticut                       06856-4500
     (Address of principal executive offices)            (Zip code)


                                 (203) 750-3000
              (Registrant's telephone number, including area code)


                                     (N/A)
         (Former name or former address, if changed since last report)

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

Item 2. Acquisition or Disposition of Assets.


     On February 8, 1999, Olin Corporation ("Olin") distributed to its common shareholders one share of Arch Chemicals, Inc. ("Arch Chemicals") Common Stock, par value $1 per share, for each two shares of Olin Common Stock held of record as of the close of business on February 1, 1999, (the "Distribution"). Olin also transferred to Arch Chemicals all of the specialty chemicals businesses formerly conducted by Olin. The Distribution was consummated pursuant to the terms of a Distribution Agreement dated as of February 1, 1999 by and between Olin and Arch Chemicals, a copy of which is filed as an exhibit hereto.


Item 7.  Financial Statement and Exhibits.

(b)  Pro Forma Financial Information
     -------------------------------

                           Spin-off of Arch Chemicals
                           --------------------------

     As noted above, on February 8, 1999, Olin distributed its specialty chemicals businesses to its shareholders as a separate public company, Arch Chemicals. Holders of Olin Common Stock of record on February 1, 1999 received one share of Arch Chemicals Common Stock for every two shares of Olin Common Stock held.

                                   Pro Forma


     The following unaudited pro forma condensed consolidated information is based on the historical consolidated financial statements of Olin adjusted to give effect to the Distribution.

     The unaudited pro forma condensed consolidated balance sheet as of September 30, 1998 gives effect to the elimination of the specialty chemicals businesses, as well as other adjustments, assuming the Distribution had taken place on September 30, 1998.

     The unaudited pro forma condensed consolidated income statements for the year ended December 31, 1997 and the nine months ended September 30, 1998 give effect to the elimination of the specialty chemicals businesses as well as other adjustments, assuming the Distribution had taken place as of the beginning of each of those periods.

     The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable.

     The following unaudited pro forma condensed consolidated financial statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. Management does not believe that this pro forma presentation is indicative of the financial position and results which would have occurred had the transactions occurred on the dates indicated in the pro forma condensed consolidated financial statements because of the hypothetical nature of the pro forma information and because Olin may have operated its other remaining businesses differently during those periods.

                               OLIN CORPORATION
               Pro Forma Condensed Consolidated Income Statement
                     Nine Months Ended September 30, 1998
                                  (Unaudited)
                       (in millions, except share data)

                                                                                              Pro forma
                                                         Historically     Divestments        Adjustment
                                                                         --------------     -------------
                                                           Reported           Arch               (a)             Pro forma
                                                        ---------------  --------------     -------------  ----------------------

 Sales                                                      $     1,768             694               16              $     1,090
 Operating Expenses:
     Cost of Goods Sold                                           1,374             493               16                      897
     Selling and Administration                                     225             128                -                       97
     Research and Development                                        20              13                -                        7
 Interest Expense                                                    14               -                -                       14
 Interest Income                                                      3               -                -                        3
 Other Income                                                        10               3                -                        7
 Loss on Sales and Restructurings of                                 42               -                -                       42
  Businesses                                                -----------             ---     ------------              -----------

 Income Before Taxes                                                106              63                -                       43
 Income Tax Provision                                                35              22                -                       13
                                                            -----------             ---     ------------              -----------

 Net Income                                                 $        71              41                -              $        30
                                                            ===========             ===     ============              ===========

 Net Income Per Common Share:
     Basic                                                        $1.47                                                     $0.62
     Diluted                                                      $1.46                                                     $0.62

 Average Common Shares
   Outstanding:
     Basic                                                   48,013,000                                                48,013,000
     Diluted                                                 48,285,000                                                48,285,000


                               OLIN CORPORATION
               Pro Forma Condensed Consolidated Income Statement
                         Year Ended December 31, 1997
                                  (Unaudited)
                       (in millions, except share data)

                                                                                           Pro forma
                                          Historically         Divestments                Adjustment
                                                            ------------------        -------------------
                                            Reported               Arch                       (a)              Pro forma
                                      --------------------  ------------------        -------------------  ----------------

 Sales                                         $     2,410                 930                        23        $     1,503
 Operating Expenses:
      Cost of Goods Sold                             1,866                 676                        22              1,212
      Selling and Administration                       285                 154                         -                131
      Research and Development                          29                  21                         -                  8
 Interest Expense                                       25                   -                         -                 25
 Interest Income                                        11                   -                         -                 11
 Other Income                                           18                   7                         -                 11
                                               -----------               -----        ------------------        -----------

 Income Before Taxes                                   234                  86                         1                149
 Income Tax Provision                                   81                  30                         -                 51
                                               -----------               -----        ------------------        -----------

 Net Income                                    $       153                  56                         1        $        98
                                               ===========               =====        ==================        ===========

 Net Income Per Common
   Share:
      Basic                                          $3.02                                                            $1.94
      Diluted                                        $3.00                                                            $1.93

 Average Common Shares
   Outstanding:
      Basic                                     50,519,000                                                       50,519,000
      Diluted                                   50,887,000                                                       50,887,000



Notes to Pro Forma Condensed Consolidated Income Statement
For the Nine Months Ended September 30, 1998 and Year Ended December 31, 1997

                                  (Unaudited)

     The preceding pro forma income statements present the consolidated income of Olin for the nine months ended September 30, 1998 and the year ended December 31, 1997 after eliminating the specialty chemicals businesses and after giving effect to the adjustment described below.

     The adjustment made to these pro forma income statements assumes that the Distribution occurred as of the beginning of each period.

     It is management's opinion that these pro forma results are not necessarily indicative of the results which would have occurred had the Distribution been made at the beginning of each of those periods.

                             Historically Reported

     The historically reported column represents the historical consolidated income of Olin for the nine months ended September 30, 1998 and year ended December 31, 1997, respectively.

                                   Divestment

     The divestments represent the historical results of the specialty chemicals businesses for the nine months ended September 30, 1998 and the year ended December 31, 1997, respectively.

     Prior to the Distribution, Arch Chemicals succeeded to a $250 million credit facility ("Credit Facility") established by Olin. Prior to the Distribution, Olin borrowed $75 million under the Credit Facility, which liability was assumed by Arch Chemicals. Olin intends to use the proceeds for general corporate purposes, which may include share repurchases and future acquisitions. An assessment of corporate overhead is included in selling and administration expenses with the allocation based on either effort committed or number of employees. Management believes that the allocation methods used to allocate the costs and expenses are reasonable, however, such allocated amounts may or may not necessarily be indicative of what selling and administration expenses would have been if Arch Chemicals had operated independently of Olin. Income taxes have been calculated based on Arch Chemicals' allocated share of Olin's consolidated income tax provision and are calculated on a separate company basis pursuant to the requirements of Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes".

     This transaction was a tax free spin-off, and accordingly, no gain or loss was recorded by Olin.

                             Pro Forma Adjustments

(a) This adjustment records the sales from Olin's Chlor-Alkali division to Arch Chemicals which had been eliminated in the historical consolidated income statements as they were considered inter-company sales. This adjustment reflects the pro forma impact of the chloric supply agreement between Olin and Arch Chemicals entered into at the time of the distribution. Proforma adjustments exclude spin-off costs of $21 million pretax which were recorded in the fourth quarter of 1998.

                               OLIN CORPORATION
                Pro Forma Condensed Consolidated Balance Sheet
                              September 30, 1998
                                  (Unaudited)
                                 (in millions)




                                                                                                  Pro forma
                                                   Historically          Divestments              Adjustment
                                                                        -------------         ------------------
                                                     Reported               Arch                     (a)             Pro forma
                                                  ---------------       -------------         ------------------   ------------

 ASSETS
 Current Assets:
         Cash and Equivalents                              $   81                  (6)                        75         $  150
         Short-term Investments                                33                   -                          -             33
         Accounts Receivable, net                             395                (161)                         -            234
         Inventories                                          329                (121)                         -            208
         Other Current Assets                                  39                 (23)                         -             16
                                                           ------                ----         ------------------         ------
               Total Current Assets                           877                (311)                        75            641

 Investments and Advances                                      28                 (20)                         -              8
 Property, Plant and Equipment, net                           806                (305)                         -            501
 Other Assets                                                 105                 (55)                         -             50
                                                           ------                ----         ------------------         ------
 Total Assets                                              $1,816                (691)                        75         $1,200
                                                           ======                ====         ==================         ======

 LIABILITIES
 Current Liabilities:
         Short-Term Borrowings and Current
               Installments of Long-Term Debt              $    1                   -                          -         $    1
         Accounts Payable                                     201                (102)                         -             99
         Accrued Liabilities                                  266                 (65)                         -            201
                                                           ------                ----         ------------------         ------
               Total Current Liabilities                      468                (167)                         -            301

 Long-Term Debt                                               236                  (5)                         -            231
 Other Liabilities                                            281                 (45)                         -            236
                                                           ------                ----         ------------------         ------

         Total Liabilities                                    985                (217)                         -            768
                                                           ------                ----         ------------------         ------
 Commitments and Contingencies
 Shareholders' Equity:
         Common Stock                                          47                   -                          -             47
         Additional Paid-In Capital                           277                   -                          -            277
         Cumulative Translation Adjustment                    (25)                 14                          -            (11)
         Retained Earnings                                    532                (488)                        75            119
                                                           ------                ----         ------------------         ------
               Total Shareholders' Equity                     831                (474)                        75            432
                                                           ------                ----         ------------------         ------

 Total Liabilities and Shareholders' Equity                $1,816                (691)                        75         $1,200
                                                           ======                ====         ==================         ======



Notes to Pro Forma Condensed Balance Sheet, September 30, 1998 (Unaudited)

     The preceding pro forma balance sheet presents the consolidated financial position as of September 30, 1998 after eliminating the specialty chemicals businesses and after giving effect to the adjustments described below.

     The adjustments made to this pro forma balance sheet assume that the Distribution occurred as of September 30, 1998.

                             Historically Reported

     The historically reported column represents the historical balance sheet of Olin as of September 30, 1998.

                                   Divestment

     The divestments represent the historical balance sheet positions of the specialty chemicals businesses and the amounts related to the Distribution as of September 30, 1998.

     Prior to the Distribution Arch Chemicals succeeded to a $250 million Credit Facility established by Olin. Prior to the Distribution, Olin borrowed $75 million under the Credit Facility, which liability was assumed by Arch Chemicals. Olin intends to use the proceeds for general corporate purposes, which may include share repurchases and future acquisitions.

                             Pro Forma Adjustments

     (a) This adjustment records the $75 million borrowed by Olin under the Credit Facility prior to the Distribution, which liability was assumed by Arch Chemicals.



(c)  Exhibits.  The following documents are filed as Exhibits to this Form 8-K:
     ---------

Exhibit No.     Document
----------      --------

 2.1 Distribution Agreement between Olin Corporation and Arch Chemicals, Inc., dated as of February 1, 1999.

10.1 364-Day Credit Agreement dated as of January 27, 1999, among Arch Chemicals, Inc., Olin Corporation, the Lenders party thereto, Bank of America, National Trust and Savings Association, as Syndication Agent, Wachovia Bank, N.A., as Documentation Agent, The Chase Manhattan Bank, as Administrative Agent and Chase Securities, Inc., as Arranger.

10.2 Five-year Credit Agreement dated as of January 27, 1999, among Arch Chemicals, Inc., Olin Corporation, the Lenders party thereto, Bank of America, National Trust and Savings Association, as Syndication Agent, Wachovia Bank, N.A., as Documentation Agent, The Chase Manhattan Bank, as Administrative Agent and Chase Securities, Inc., as Arranger.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  Olin Corporation


                              By: /s/  Johnnie M. Jackson, Jr.
                                 ------------------------------
                                       Johnnie M. Jackson, Jr.
                                       Vice President, General
                                       Counsel and Secretary


Date:  February 23, 1999

                                 EXHIBIT INDEX


 2.1 Distribution Agreement between Olin Corporation and Arch Chemicals, Inc., dated as of February 1, 1999.

10.1 364-Day Credit Agreement dated as of January 27, 1999, among Arch Chemicals, Inc., Olin Corporation, the Lenders party thereto, Bank of America, National Trust and Savings Association, as Syndication Agent, Wachovia Bank, N.A., as Documentation Agent, The Chase Manhattan Bank, as Administrative Agent and Chase Securities, Inc., as Arranger.

10.2 Five-year Credit Agreement dated as of January 27, 1999, among Arch Chemicals, Inc., Olin Corporation, the Lenders party thereto, Bank of America, National Trust and Savings Association, as Syndication Agent, Wachovia Bank, N.A., as Documentation Agent, The Chase Manhattan Bank, as Administrative Agent and Chase Securities, Inc., as Arranger.